EXHIBIT 99.1
                                 ------------

                Computational Materials and/or ABS Term Sheet.

                                                                  Exhibit 99.1


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Cmoproj
UBS                                                                                                  2:18:50 pm January 27, 2005
Fixed Income Research                         CWHL0506E1 30 year 5.2                                Peter M. Ma mape@snyc0819pwk
cmoproj.632                                                                                                               Page 1
--------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
Bond           Balance      Coupon      Delay    Factor      Index       Value       Reset       Multiplier    Cap
------------------------------------------------------------------------------------------------------------------
 A3      20,000,000.00      5.15000       24     1.000000                -1.0000       -             -          -
------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------
Floor     Current      Settle      Deal     WAC     WAM        Pricing    Duration
          Coupon        Date                                    Speed       @ Px
----------------------------------------------------------------------------------
  -       5.1500      02/28/05   30 year    5.95   358.00     300.0PSA     97:00
----------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
           Price          PSA          PSA          PSA          PSA         PSA         PSA             PSA
                           125          150          200          300         500         750            1000
-------------------------------------------------------------------------------------------------------------
           95:00        5.592        5.603        5.636        5.738       6.143       6.551           6.891
           95:04        5.581        5.592        5.624        5.723       6.118       6.514           6.845
           95:08        5.571        5.581        5.612        5.708       6.092       6.477           6.799
           95:12        5.560        5.570        5.600        5.694       6.066       6.441           6.753
           95:16        5.549        5.560        5.588        5.679       6.041       6.404           6.707
           95:20        5.539        5.549        5.577        5.665       6.015       6.367           6.661
           95:24        5.528        5.538        5.565        5.650       5.990       6.330           6.615
           95:28        5.518        5.527        5.553        5.636       5.964       6.294           6.569

           96:00        5.507        5.516        5.541        5.621       5.939       6.257           6.523
           96:04        5.497        5.505        5.530        5.607       5.913       6.221           6.477
           96:08        5.486        5.494        5.518        5.592       5.888       6.184           6.432
           96:12        5.476        5.484        5.506        5.578       5.862       6.148           6.386
           96:16        5.465        5.473        5.495        5.563       5.837       6.112           6.341
           96:20        5.455        5.462        5.483        5.549       5.812       6.076           6.295
           96:24        5.444        5.451        5.472        5.535       5.787       6.039           6.250
           96:28        5.434        5.441        5.460        5.520       5.761       6.003           6.205

           97:00        5.424        5.430        5.448        5.506       5.736       5.967           6.160
           97:04        5.413        5.419        5.437        5.492       5.711       5.931           6.114
           97:08        5.403        5.409        5.425        5.478       5.686       5.895           6.069
           97:12        5.393        5.398        5.414        5.464       5.661       5.859           6.024
           97:16        5.382        5.388        5.403        5.449       5.636       5.823           5.980
           97:20        5.372        5.377        5.391        5.435       5.611       5.788           5.935
           97:24        5.362        5.366        5.380        5.421       5.586       5.752           5.890
           97:28        5.352        5.356        5.368        5.407       5.561       5.716           5.845

           98:00        5.341        5.345        5.357        5.393       5.537       5.681           5.801
           98:04        5.331        5.335        5.346        5.379       5.512       5.645           5.756
           98:08        5.321        5.324        5.334        5.365       5.487       5.610           5.712
           98:12        5.311        5.314        5.323        5.351       5.462       5.574           5.667
           98:16        5.301        5.304        5.312        5.337       5.438       5.539           5.623
           98:20        5.291        5.293        5.300        5.323       5.413       5.503           5.578
           98:24        5.281        5.283        5.289        5.309       5.388       5.468           5.534
           98:28        5.270        5.272        5.278        5.295       5.364       5.433           5.490
-------------------------------------------------------------------------------------------------------------
        Avg Life       22.230       20.995       18.247       13.104       6.156       4.068           3.176
        Duration       12.390       12.036       11.133        9.003       5.109       3.561           2.842
       First Pay         3/08         3/08         3/08         3/08        3/08        3/08            1/08
        Last Pay        12/34        12/34        12/34        12/34        3/13        9/09            8/08
-------------------------------------------------------------------------------------------------------------



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers.
Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2005 All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Cmoproj
UBS                                                                                                  2:19:10 pm January 27, 2005
Fixed Income Research                         CWHL0506E1 30 year  5.2                               Peter M. Ma mape@snyc0819pwk
cmoproj.632                                                                                                               Page 1
--------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------
Bond           Balance      Coupon      Delay    Factor      Index       Value       Reset       Multiplier    Cap
------------------------------------------------------------------------------------------------------------------
A3       20,000,000.00      5.15000       24     1.000000                -1.0000       -             -          -
------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------
Floor     Current      Settle      Deal     WAC     WAM        Pricing    Duration
          Coupon        Date                                    Speed       @ Px
----------------------------------------------------------------------------------
-         5.1500      02/28/05   30 year    5.95   358.00     300.0PSA     98:00
----------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
           Price          PSA          PSA          PSA          PSA         PSA         PSA             PSA
                           125          150          200          300         500         750            1000
-------------------------------------------------------------------------------------------------------------
           96:00        5.507        5.516        5.541        5.621       5.939       6.257           6.523
           96:04        5.497        5.505        5.530        5.607       5.913       6.221           6.477
           96:08        5.486        5.494        5.518        5.592       5.888       6.184           6.432
           96:12        5.476        5.484        5.506        5.578       5.862       6.148           6.386
           96:16        5.465        5.473        5.495        5.563       5.837       6.112           6.341
           96:20        5.455        5.462        5.483        5.549       5.812       6.076           6.295
           96:24        5.444        5.451        5.472        5.535       5.787       6.039           6.250
           96:28        5.434        5.441        5.460        5.520       5.761       6.003           6.205

           97:00        5.424        5.430        5.448        5.506       5.736       5.967           6.160
           97:04        5.413        5.419        5.437        5.492       5.711       5.931           6.114
           97:08        5.403        5.409        5.425        5.478       5.686       5.895           6.069
           97:12        5.393        5.398        5.414        5.464       5.661       5.859           6.024
           97:16        5.382        5.388        5.403        5.449       5.636       5.823           5.980
           97:20        5.372        5.377        5.391        5.435       5.611       5.788           5.935
           97:24        5.362        5.366        5.380        5.421       5.586       5.752           5.890
           97:28        5.352        5.356        5.368        5.407       5.561       5.716           5.845

           98:00        5.341        5.345        5.357        5.393       5.537       5.681           5.801
           98:04        5.331        5.335        5.346        5.379       5.512       5.645           5.756
           98:08        5.321        5.324        5.334        5.365       5.487       5.610           5.712
           98:12        5.311        5.314        5.323        5.351       5.462       5.574           5.667
           98:16        5.301        5.304        5.312        5.337       5.438       5.539           5.623
           98:20        5.291        5.293        5.300        5.323       5.413       5.503           5.578
           98:24        5.281        5.283        5.289        5.309       5.388       5.468           5.534
           98:28        5.270        5.272        5.278        5.295       5.364       5.433           5.490

           99:00        5.260        5.262        5.267        5.281       5.339       5.398           5.446
           99:04        5.250        5.252        5.255        5.267       5.315       5.362           5.402
           99:08        5.240        5.241        5.244        5.254       5.290       5.327           5.358
           99:12        5.230        5.231        5.233        5.240       5.266       5.292           5.314
           99:16        5.220        5.221        5.222        5.226       5.242       5.257           5.270
           99:20        5.210        5.211        5.211        5.212       5.217       5.222           5.227
           99:24        5.200        5.200        5.200        5.198       5.193       5.187           5.183
           99:28        5.190        5.190        5.189        5.185       5.169       5.153           5.139
-------------------------------------------------------------------------------------------------------------
        Avg Life       22.230       20.995       18.247       13.104       6.156       4.068           3.176
        Duration       12.454       12.095       11.183        9.037       5.121       3.569           2.849
       First Pay         3/08         3/08         3/08         3/08        3/08        3/08            1/08
        Last Pay        12/34        12/34        12/34        12/34        3/13        9/09            8/08
-------------------------------------------------------------------------------------------------------------



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers.
Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2005 All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Cmoproj
UBS                                                                                                  2:19:34 pm January 27, 2005
Fixed Income Research                         CWHL0506E1 30 year   5.2                              Peter M. Ma mape@snyc0819pwk
cmoproj.632                                                                                                               Page 1
--------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------
Bond           Balance      Coupon      Delay    Factor      Index       Value       Reset       Multiplier    Cap
------------------------------------------------------------------------------------------------------------------
A3       20,000,000.00      5.15000       24     1.000000                -1.0000       -             -          -
------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------
Floor     Current      Settle      Deal     WAC     WAM        Pricing    Duration
          Coupon        Date                                    Speed       @ Px
----------------------------------------------------------------------------------
-         5.1500      02/28/05   30 year    5.95   358.00     300.0PSA     99:00
----------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
           Price          PSA          PSA          PSA          PSA         PSA         PSA             PSA
                           125          150          200          300         500         750            1000
-------------------------------------------------------------------------------------------------------------
           97:00        5.424        5.430        5.448        5.506       5.736       5.967           6.160
           97:04        5.413        5.419        5.437        5.492       5.711       5.931           6.114
           97:08        5.403        5.409        5.425        5.478       5.686       5.895           6.069
           97:12        5.393        5.398        5.414        5.464       5.661       5.859           6.024
           97:16        5.382        5.388        5.403        5.449       5.636       5.823           5.980
           97:20        5.372        5.377        5.391        5.435       5.611       5.788           5.935
           97:24        5.362        5.366        5.380        5.421       5.586       5.752           5.890
           97:28        5.352        5.356        5.368        5.407       5.561       5.716           5.845

           98:00        5.341        5.345        5.357        5.393       5.537       5.681           5.801
           98:04        5.331        5.335        5.346        5.379       5.512       5.645           5.756
           98:08        5.321        5.324        5.334        5.365       5.487       5.610           5.712
           98:12        5.311        5.314        5.323        5.351       5.462       5.574           5.667
           98:16        5.301        5.304        5.312        5.337       5.438       5.539           5.623
           98:20        5.291        5.293        5.300        5.323       5.413       5.503           5.578
           98:24        5.281        5.283        5.289        5.309       5.388       5.468           5.534
           98:28        5.270        5.272        5.278        5.295       5.364       5.433           5.490

           99:00        5.260        5.262        5.267        5.281       5.339       5.398           5.446
           99:04        5.250        5.252        5.255        5.267       5.315       5.362           5.402
           99:08        5.240        5.241        5.244        5.254       5.290       5.327           5.358
           99:12        5.230        5.231        5.233        5.240       5.266       5.292           5.314
           99:16        5.220        5.221        5.222        5.226       5.242       5.257           5.270
           99:20        5.210        5.211        5.211        5.212       5.217       5.222           5.227
           99:24        5.200        5.200        5.200        5.198       5.193       5.187           5.183
           99:28        5.190        5.190        5.189        5.185       5.169       5.153           5.139

          100:00        5.181        5.180        5.178        5.171       5.144       5.118           5.096
          100:04        5.171        5.170        5.167        5.157       5.120       5.083           5.052
          100:08        5.161        5.159        5.156        5.144       5.096       5.049           5.009
          100:12        5.151        5.149        5.145        5.130       5.072       5.014           4.966
          100:16        5.141        5.139        5.134        5.117       5.048       4.979           4.922
          100:20        5.131        5.129        5.123        5.103       5.024       4.945           4.879
          100:24        5.122        5.119        5.112        5.089       5.000       4.910           4.836
          100:28        5.112        5.109        5.101        5.076       4.976       4.876           4.793
-------------------------------------------------------------------------------------------------------------
        Avg Life       22.230       20.995       18.247       13.104       6.156       4.068           3.176
        Duration       12.516       12.153       11.231        9.070       5.132       3.576           2.855
       First Pay         3/08         3/08         3/08         3/08        3/08        3/08            1/08
        Last Pay        12/34        12/34        12/34        12/34        3/13        9/09            8/08
-------------------------------------------------------------------------------------------------------------



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers.
Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2005 All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Cmoproj
UBS                                                                                                  2:20:14 pm January 27, 2005
Fixed Income Research                         CWHL0506E1 30 year  5.2                               Peter M. Ma mape@snyc0819pwk
cmoproj.632                                                                                                               Page 1
--------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------
Bond           Balance      Coupon      Delay    Factor      Index       Value       Reset       Multiplier    Cap
------------------------------------------------------------------------------------------------------------------
A3       20,000,000.00      5.15000       24     1.000000                -1.0000       -             -          -
------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------
Floor     Current      Settle      Deal     WAC     WAM        Pricing    Duration
          Coupon        Date                                    Speed       @ Px
----------------------------------------------------------------------------------
-         5.1500      02/28/05   30 year    5.95   358.00     300.0PSA     100:00
----------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
           Price          PSA          PSA          PSA          PSA         PSA         PSA             PSA
                           125          150          200          300         500         750            1000
-------------------------------------------------------------------------------------------------------------
           98:00        5.341        5.345        5.357        5.393       5.537       5.681           5.801
           98:04        5.331        5.335        5.346        5.379       5.512       5.645           5.756
           98:08        5.321        5.324        5.334        5.365       5.487       5.610           5.712
           98:12        5.311        5.314        5.323        5.351       5.462       5.574           5.667
           98:16        5.301        5.304        5.312        5.337       5.438       5.539           5.623
           98:20        5.291        5.293        5.300        5.323       5.413       5.503           5.578
           98:24        5.281        5.283        5.289        5.309       5.388       5.468           5.534
           98:28        5.270        5.272        5.278        5.295       5.364       5.433           5.490

           99:00        5.260        5.262        5.267        5.281       5.339       5.398           5.446
           99:04        5.250        5.252        5.255        5.267       5.315       5.362           5.402
           99:08        5.240        5.241        5.244        5.254       5.290       5.327           5.358
           99:12        5.230        5.231        5.233        5.240       5.266       5.292           5.314
           99:16        5.220        5.221        5.222        5.226       5.242       5.257           5.270
           99:20        5.210        5.211        5.211        5.212       5.217       5.222           5.227
           99:24        5.200        5.200        5.200        5.198       5.193       5.187           5.183
           99:28        5.190        5.190        5.189        5.185       5.169       5.153           5.139

          100:00        5.181        5.180        5.178        5.171       5.144       5.118           5.096
          100:04        5.171        5.170        5.167        5.157       5.120       5.083           5.052
          100:08        5.161        5.159        5.156        5.144       5.096       5.049           5.009
          100:12        5.151        5.149        5.145        5.130       5.072       5.014           4.966
          100:16        5.141        5.139        5.134        5.117       5.048       4.979           4.922
          100:20        5.131        5.129        5.123        5.103       5.024       4.945           4.879
          100:24        5.122        5.119        5.112        5.089       5.000       4.910           4.836
          100:28        5.112        5.109        5.101        5.076       4.976       4.876           4.793

          101:00        5.102        5.099        5.090        5.062       4.952       4.842           4.750
          101:04        5.092        5.089        5.079        5.049       4.928       4.807           4.707
          101:08        5.082        5.079        5.068        5.035       4.904       4.773           4.664
          101:12        5.073        5.069        5.057        5.022       4.880       4.739           4.621
          101:16        5.063        5.059        5.047        5.009       4.857       4.705           4.578
          101:20        5.053        5.049        5.036        4.995       4.833       4.671           4.536
          101:24        5.044        5.039        5.025        4.982       4.809       4.637           4.493
          101:28        5.034        5.029        5.014        4.968       4.785       4.603           4.450
-------------------------------------------------------------------------------------------------------------
        Avg Life       22.230       20.995       18.247       13.104       6.156       4.068           3.176
        Duration       12.578       12.210       11.279        9.103       5.143       3.584           2.862
       First Pay         3/08         3/08         3/08         3/08        3/08        3/08            1/08
        Last Pay        12/34        12/34        12/34        12/34        3/13        9/09            8/08
-------------------------------------------------------------------------------------------------------------



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers.
Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2005 All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Cmoproj
UBS                                                                                                  2:20:25 pm January 27, 2005
Fixed Income Research                         CWHL0506E1 30 year   5.2                              Peter M. Ma mape@snyc0819pwk
cmoproj.632                                                                                                               Page 1
--------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------
Bond           Balance      Coupon      Delay    Factor      Index       Value       Reset       Multiplier    Cap
------------------------------------------------------------------------------------------------------------------
A3       20,000,000.00      5.15000       24     1.000000                -1.0000       -             -          -
------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------
Floor     Current      Settle      Deal     WAC     WAM        Pricing    Duration
          Coupon        Date                                    Speed       @ Px
----------------------------------------------------------------------------------
-         5.1500      02/28/05   30 year    5.95   358.00     300.0PSA     101:00
----------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
           Price          PSA          PSA          PSA          PSA         PSA         PSA             PSA
                           125          150          200          300         500         750            1000
-------------------------------------------------------------------------------------------------------------
           99:00        5.260        5.262        5.267        5.281       5.339       5.398           5.446
           99:04        5.250        5.252        5.255        5.267       5.315       5.362           5.402
           99:08        5.240        5.241        5.244        5.254       5.290       5.327           5.358
           99:12        5.230        5.231        5.233        5.240       5.266       5.292           5.314
           99:16        5.220        5.221        5.222        5.226       5.242       5.257           5.270
           99:20        5.210        5.211        5.211        5.212       5.217       5.222           5.227
           99:24        5.200        5.200        5.200        5.198       5.193       5.187           5.183
           99:28        5.190        5.190        5.189        5.185       5.169       5.153           5.139

          100:00        5.181        5.180        5.178        5.171       5.144       5.118           5.096
          100:04        5.171        5.170        5.167        5.157       5.120       5.083           5.052
          100:08        5.161        5.159        5.156        5.144       5.096       5.049           5.009
          100:12        5.151        5.149        5.145        5.130       5.072       5.014           4.966
          100:16        5.141        5.139        5.134        5.117       5.048       4.979           4.922
          100:20        5.131        5.129        5.123        5.103       5.024       4.945           4.879
          100:24        5.122        5.119        5.112        5.089       5.000       4.910           4.836
          100:28        5.112        5.109        5.101        5.076       4.976       4.876           4.793

          101:00        5.102        5.099        5.090        5.062       4.952       4.842           4.750
          101:04        5.092        5.089        5.079        5.049       4.928       4.807           4.707
          101:08        5.082        5.079        5.068        5.035       4.904       4.773           4.664
          101:12        5.073        5.069        5.057        5.022       4.880       4.739           4.621
          101:16        5.063        5.059        5.047        5.009       4.857       4.705           4.578
          101:20        5.053        5.049        5.036        4.995       4.833       4.671           4.536
          101:24        5.044        5.039        5.025        4.982       4.809       4.637           4.493
          101:28        5.034        5.029        5.014        4.968       4.785       4.603           4.450

          102:00        5.024        5.019        5.004        4.955       4.762       4.569           4.408
          102:04        5.015        5.009        4.993        4.942       4.738       4.535           4.366
          102:08        5.005        4.999        4.982        4.929       4.714       4.501           4.323
          102:12        4.996        4.989        4.971        4.915       4.691       4.467           4.281
          102:16        4.986        4.980        4.961        4.902       4.667       4.433           4.239
          102:20        4.977        4.970        4.950        4.889       4.644       4.400           4.196
          102:24        4.967        4.960        4.939        4.876       4.620       4.366           4.154
          102:28        4.958        4.950        4.929        4.862       4.597       4.332           4.112
-------------------------------------------------------------------------------------------------------------
        Avg Life       22.230       20.995       18.247       13.104       6.156       4.068           3.176
        Duration       12.639       12.267       11.327        9.135       5.154       3.591           2.868
       First Pay         3/08         3/08         3/08         3/08        3/08        3/08            1/08
        Last Pay        12/34        12/34        12/34        12/34        3/13        9/09            8/08
-------------------------------------------------------------------------------------------------------------



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers.
Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2005 All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Cmoproj
UBS                                                                                                  2:20:35 pm January 27, 2005
Fixed Income Research                         CWHL0506E1 30 year   5.2                              Peter M. Ma mape@snyc0819pwk
cmoproj.632                                                                                                               Page 1
--------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------
Bond           Balance      Coupon      Delay    Factor      Index       Value       Reset       Multiplier    Cap
------------------------------------------------------------------------------------------------------------------
A3       20,000,000.00      5.15000       24     1.000000                -1.0000       -             -          -
------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------
Floor     Current      Settle      Deal     WAC     WAM        Pricing    Duration
          Coupon        Date                                    Speed       @ Px
----------------------------------------------------------------------------------
-         5.1500      02/28/05   30 year    5.95   358.00     300.0PSA     102:00
----------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
           Price          PSA          PSA          PSA          PSA         PSA         PSA             PSA
                           125          150          200          300         500         750            1000
-------------------------------------------------------------------------------------------------------------
          100:00        5.181        5.180        5.178        5.171       5.144       5.118           5.096
          100:04        5.171        5.170        5.167        5.157       5.120       5.083           5.052
          100:08        5.161        5.159        5.156        5.144       5.096       5.049           5.009
          100:12        5.151        5.149        5.145        5.130       5.072       5.014           4.966
          100:16        5.141        5.139        5.134        5.117       5.048       4.979           4.922
          100:20        5.131        5.129        5.123        5.103       5.024       4.945           4.879
          100:24        5.122        5.119        5.112        5.089       5.000       4.910           4.836
          100:28        5.112        5.109        5.101        5.076       4.976       4.876           4.793

          101:00        5.102        5.099        5.090        5.062       4.952       4.842           4.750
          101:04        5.092        5.089        5.079        5.049       4.928       4.807           4.707
          101:08        5.082        5.079        5.068        5.035       4.904       4.773           4.664
          101:12        5.073        5.069        5.057        5.022       4.880       4.739           4.621
          101:16        5.063        5.059        5.047        5.009       4.857       4.705           4.578
          101:20        5.053        5.049        5.036        4.995       4.833       4.671           4.536
          101:24        5.044        5.039        5.025        4.982       4.809       4.637           4.493
          101:28        5.034        5.029        5.014        4.968       4.785       4.603           4.450

          102:00        5.024        5.019        5.004        4.955       4.762       4.569           4.408
          102:04        5.015        5.009        4.993        4.942       4.738       4.535           4.366
          102:08        5.005        4.999        4.982        4.929       4.714       4.501           4.323
          102:12        4.996        4.989        4.971        4.915       4.691       4.467           4.281
          102:16        4.986        4.980        4.961        4.902       4.667       4.433           4.239
          102:20        4.977        4.970        4.950        4.889       4.644       4.400           4.196
          102:24        4.967        4.960        4.939        4.876       4.620       4.366           4.154
          102:28        4.958        4.950        4.929        4.862       4.597       4.332           4.112

          103:00        4.948        4.940        4.918        4.849       4.574       4.299           4.070
          103:04        4.939        4.931        4.908        4.836       4.550       4.265           4.028
          103:08        4.929        4.921        4.897        4.823       4.527       4.232           3.986
          103:12        4.920        4.911        4.887        4.810       4.504       4.198           3.945
          103:16        4.910        4.901        4.876        4.797       4.481       4.165           3.903
          103:20        4.901        4.892        4.866        4.784       4.457       4.132           3.861
          103:24        4.892        4.882        4.855        4.771       4.434       4.098           3.820
          103:28        4.882        4.872        4.845        4.758       4.411       4.065           3.778
-------------------------------------------------------------------------------------------------------------
        Avg Life       22.230       20.995       18.247       13.104       6.156       4.068           3.176
        Duration       12.699       12.322       11.374        9.167       5.165       3.598           2.875
       First Pay         3/08         3/08         3/08         3/08        3/08        3/08            1/08
        Last Pay        12/34        12/34        12/34        12/34        3/13        9/09            8/08
-------------------------------------------------------------------------------------------------------------



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers.
Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2005 All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.